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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  March 29, 2005

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.


On March 29, 2005, Metropolitan Life Insurance Company ("MetLife"), a wholly-owned subsidiary of MetLife, Inc., entered into a purchase and sale agreement (the "Agreement"), with 1 Madison Venture LLC, a Delaware limited liability company ("1 Madison"), and Column Financial, Inc., a Delaware corporation ("Column"). Pursuant to the Agreement, MetLife agreed to sell and 1 Madison and Column (collectively, "Purchaser") agreed to purchase MetLife's interest in the property and the buildings known by the street address One Madison Avenue, New York, New York ("One Madison Avenue"). Credit Suisse First Boston (USA), Inc. ("CSFB"), which currently leases approximately 1,173,000 square feet of a total of approximately 1,400,000 rentable square feet in the buildings, is the beneficial owner of Column. Robert H. Benmosche, chairman and chief executive officer of MetLife, is a director of Credit Suisse Group, the parent company of CSFB. The purchase price for the property as set forth in the Agreement is $918 million, subject to customary closing adjustments. It is anticipated that the sale will close in the second quarter of 2005, subject to customary closing conditions. A copy of the press release announcing the sale of One Madison Avenue is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 1, 2005, Metropolitan Tower Life Insurance Company ("Met Tower Life"), a wholly-owned subsidiary of MetLife, Inc., entered into a purchase and sale agreement (the "Purchase and Sale Agreement") with Tishman Speyer Development, L.L.C., a Delaware limited liability company ("Tishman Speyer Development"). Pursuant to the Agreement, Met Tower Life agreed to sell and Tishman Speyer Development agreed to purchase Met Tower Life's interest in the property known by the street address 200 Park Avenue, New York, New York ("200 Park Avenue"). The purchase price for the property as set forth in the Purchase and Sale Agreement is $1.72 billion, subject to customary closing adjustments. Pursuant to the Purchase and Sale Agreement, Met Tower Life reserves the right to maintain the roof top and other prominent MetLife signs on the building. The Purchase and Sale Agreement provides for the occupancy by MetLife of space within the building for various company offices and the MetLife boardroom. It is anticipated that the sale will close in the second quarter of 2005, subject to customary closing conditions. A copy of the press release announcing the sale of 200 Park Avenue is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) 10.1 One Madison Avenue Purchase and Sale Agreement between Metropolitan Life Insurance Company, as Seller, and 1 Madison Venture LLC and Column Financial, Inc., collectively as Purchaser, as of March 29, 2005.

         10.2 MetLife Building, 200 Park Avenue, New York, NY Purchase and Sale Agreement between Metropolitan Tower Life Insurance Company, as Seller, and Tishman Speyer Development, L.L.C., as Purchaser, as of April 1, 2005.

         99.1 Press release of MetLife, Inc. dated March 30, 2005.

         99.2 Press release of MetLife, Inc. dated April 1, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: April 4, 2005



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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number         Exhibit
-------        -------
10.1           One Madison Avenue Purchase and Sale Agreement between
               Metropolitan Life Insurance Company, as Seller, and 1 Madison
               Venture LLC and Column Financial, Inc., collectively as
               Purchaser, as of March 29, 2005.

10.2 MetLife Building, 200 Park Avenue, New York, NY Purchase and Sale Agreement between Metropolitan Tower Life Insurance Company, as Seller, and Tishman Speyer Development, L.L.C., as Purchaser, as of April 1, 2005.

99.1           Press release of MetLife, Inc. dated March 30, 2005.

99.2           Press release of MetLife, Inc. dated April 1, 2005.